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                                UNITED STATES
                     SECURITIES AND EXCHANGE COMMISSION
                           WASHINGTON, D.C. 20549
                             ___________________

                                  FORM 8-K

                               CURRENT REPORT
    Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

      Date of report (Date of earliest event reported): March 17, 2006

                       FARMSTEAD TELEPHONE GROUP, INC.
           (Exact name of registrant as specified in its charter)

          Delaware                      0-15938             06-1205743
(State or other jurisdiction of       (Commission         (IRS Employer
        incorporation)                File Number)      Identification No.)

   22 Prestige Park Circle, East Hartford, CT               06108-3728
    (Address of principal executive offices)                (Zip Code)

     Registrant's telephone number, including area code: (860) 610-6000

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       (Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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ITEM 3.02 UNREGISTERED SALES OF EQUITY SECURITIES

      On March 17, 2006 the Company sold 91,433 Unit shares of Series A Preferred Stock to the following investors (the "Investors") at a price of $17.00 per Unit: Sotomar - Empreendimentos Industriais e Imobiliarios, SA, William A. Boyd, Suzy Ulrich, Richard J Cranmer, Watamar & Partners SA, Thomas Barrett, Case Holdings Co., Inc., Allan Sorensen, Chuck & Joy Hartz, Hartz Family Foundation, Barton Ferris, Jr. and William Harner. Each Unit consists of (i) one share of the Company's Series A Preferred Stock, $.001 par value per share, and (ii) a Warrant to purchase five shares of the Company's Common Stock, par value $.001 per share, at an exercise price of $2.125 per share ( the Series A Preferred Stock and the Warrant together "Securities"). The Securities were not registered under the Securities Act of 1933, as amended, or applicable state securities laws. The Securities are subject to restrictions on transferability and resale and may not be transferred or resold except as permitted under the Securities Act of 1933, as amended, and applicable state securities laws, pursuant to registration or exemption from those laws.

      The proceeds received by the Company, net of fees and expenses incurred by the Company's placement agent, were $1,422,958.

      The following describes certain of the material terms of this transaction. The description below is not a complete description of the terms of the financing transaction and is qualified in its entirety by reference to the agreements entered into in connection therewith which are included as exhibits to this Current Report on Form 8-K.

Series A Preferred Stock. Each Investor received certain rights in connection with its purchase of the Series A Preferred Stock:

      * The Investor shall be entitled to receive in preference to any dividend on the Common Stock a cumulative non-compounding dividend at the rate of 8% per annum of the original Preferred A Per Share Price.

      * In the event of any liquidation or winding up of the Company, the Investor shall be entitled to receive in preference to the holders of the Common Stock an amount equal to two times the original Preferred A Per Share Price plus any declared but unpaid dividends.

      * The conversion price of the Series A Preferred Stock will be subject to a weighted average adjustment (based on all deemed outstanding shares of Common Stock and shares of Preferred Stock) and to reduce dilution in the event that the Company issues additional equity securities (other than the shares reserved for issuance under or to Laurus Master Fund Ltd., the Company's Stock Option Plan, the Company's Employee Stock Purchase Plan, employees, officers, consultants and directors of the Company, and under other currently existing options, warrants and obligations to issue shares) at a purchase price less than the Series A Preferred Stock conversion price. The Series A Preferred Stock conversion price will also be subject to proportional adjustment for stock splits, stock dividends, recapitalizations and the like.

      * The Series A Preferred Stock will vote together with the Common Stock and not as a separate class except as required by law, however, the Series A Preferred Stock, exclusively and as a separate class, will be entitled to elect one (1) director of the Corporation. Each share of Series A Preferred Stock shall have a number of votes equal to the number of shares of Common Stock then issuable upon conversion of such share of Series A Preferred Stock .

      The foregoing provisions were incorporated in the Certificate of Designation filed with the Secretary of State of the State of Delaware on February 17, 2006.

      Warrant to Purchase Shares of Stock. The Investors received warrants to purchase up to an aggregate 457,165 shares of the Company's common stock at an exercise price of $2.125 per share. The warrant expires five


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years from issuance. In lieu of exercising the warrant with cash, the
Holder may elect to receive that number of shares of common stock equal to the value of the warrant (or that portion being exercised) at the time of exercise.

      In connection with the above transactions and the issuance of 44,117 Unit shares of Series A Preferred Stock to Meadowbrook Opportunity Fund LLC, as such transaction is more fully described in the Company's Current Report of Form 8-K filed with the Securities and Exchange Commission on February 24, 2006, the Company issued to its placement agent warrants (the "Placement Agent Warrants") (i) to purchase up to an aggregate 101,660 shares of the Company's common stock at an exercise price of $2.125 per share and (ii) to purchase up to an aggregate 20,332 shares of the Company's Series A Preferred Stock at an exercise price of $17.00 per share. The Placement Agent Warrants expire ten years from issuance. In lieu of exercising the warrants with cash, the placement agent may elect to receive that number of shares of common stock or Series A Preferred Stock, as applicable, equal to the value of the warrant (or that portion being exercised) at the time of exercise.

      Registration rights. The Company agreed to use its best efforts to register the common stock underlying the Secuirities for resale via a Form S-3 or other appropriate registration statement ("Registration Statement") within 90 days after the completion of the Series A Offering. The Company agreed to respond to Securities and Exchange Commission Registration Statement comments within 10 days and request effectiveness of the Registration Statement within 3 days of "no review" or "no further comments".

ITEM 9.01. FINANCIAL STATEMENTS AND EXHIBITS

(c)   Exhibits

      99.1 Series A Preferred Stock and Warrant Purchase Agreement dated March 17, 2006, entered into with Sotomar - Empreendimentos Industriais e Imobiliarios, SA, William A. Boyd, Suzy Ulrich, Richard J Cranmer, Watamar & Partners SA, Thomas Barrett, Case Holdings Co., Inc., Allan Sorensen, Chuck & Joy Hartz, Hartz Family Foundation, Barton Ferris, Jr. and William Harner

SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                       FARMSTEAD TELEPHONE GROUP, INC.

                                       By:  /s/ Robert G. LaVigne
                                            -------------------------------
                                            Robert G. LaVigne
                                            Executive Vice President &
                                            Chief Financial Officer

Date: March 21, 2006


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